UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MERCK & CO., INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 28, 2013.

MERCK & CO., INC.	Meeting Information
Meeting Type: Annual
	For Shareholders as of:	April 1, 2013
	Date: May 28, 2013 Time:	10:30 a.m. Eastern Time
Location: Bridgewater Marriott
700 Commons Way
Bridgewater, New Jersey

You are receiving this communication because you hold shares in the company named above.

MERCK & CO., INC. ONE MERCK DRIVE P. O. BOX 100 WHITEHOUSE STATION, NJ 08889

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M54574-P35898

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT        CHAIRMAN’S LETTER        ANNUAL REPORT ON FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

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                             1) BY INTERNET:        www.proxyvote.com

                              2) BY TELEPHONE:    1-800-579-1639

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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 14, 2013 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items
The Board of Directors recommends a vote FOR Items 1 through 3.

1. Election of Directors – The Board of Directors recommends a vote FOR the Nominees listed below:	2. Ratification of the appointment of the Company’s independent registered public accounting firm for 2013. 3. Advisory vote to approve executive compensation.

1a. Leslie A. Brun
1b. Thomas R. Cech	The Board of Directors recommends a vote AGAINST Items 4 through 7.
1c. Kenneth C. Frazier	4. Shareholder proposal concerning shareholders’ right to act by written consent.
1d. Thomas H. Glocer	5. Shareholder proposal concerning special shareowner meetings.
1e. William B. Harrison Jr.	6. Shareholder proposal concerning a report on charitable and political contributions.
1f. C. Robert Kidder	7. Shareholder proposal concerning a report on lobbying activities.
1g. Rochelle B. Lazarus
1h. Carlos E. Represas
1i. Patricia F. Russo
1j. Craig B. Thompson
1k. Wendell P. Weeks
1l. Peter C. Wendell

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